Exhibit 99.1

FOR IMMEDIATE RELEASE
Harmonic Announces Third Quarter 2023 Results
Video SaaS revenue up 42% year over year
SAN JOSE, California, October 30, 2023 - Harmonic Inc. (NASDAQ: HLIT) today announced its unaudited results for the third quarter of 2023.
“Today we reported third quarter results that were within our guidance range, despite the challenging macro-economic and carrier spending environment,” said Patrick Harshman, president and chief executive officer of Harmonic. “Based on our strong backlog, our customers’ multi-year growth plans, and the increasingly differentiated competitive position of our technologies and services, we remain confident in our mid- and long-term growth prospects.”
Q3 Financial and Business Highlights
Financial
•Revenue: $127.2 million, compared to $155.7 million in the prior year period
◦Broadband segment revenue: $75.8 million, compared to $91.9 million in the prior year period
◦Video segment revenue: $51.4 million, compared to $63.8 million in the prior year period
•Gross margin: GAAP 48.5% and non-GAAP 49.5%, compared to GAAP 50.5% and non-GAAP 50.9% in the prior year period
◦Broadband segment non-GAAP gross margin: 44.5% compared to 45.0% in the prior year period
◦Video segment non-GAAP gross margin: 56.9% compared to 59.3% in the prior year period
•Operating income (loss): GAAP loss $8.6 million and non-GAAP income $0.1 million, compared to GAAP income $11.4 million and non-GAAP income $18.2 million in the prior year period
•Net income (loss): GAAP net loss $6.5 million and non-GAAP net income of $0.0 million, compared to GAAP net income $8.7 million and non-GAAP net income $14.9 million in the prior year period
•Non-GAAP adjusted EBITDA: $3.5 million income compared to $21.2 million income in the prior year period
•Net income (loss) per share: GAAP net loss per share of $0.06 and non-GAAP net income per share of $0.00, compared to GAAP net income per share of $0.08 and non-GAAP net income per share of $0.13 in the prior year period
•Cash: $75.6 million, down $29.7 million year over year
Business
•cOS™ solution (formerly CableOS®) commercially deployed with 104 customers, serving 23.5 million cable modems
•cOS™ leadership extended to DOCSIS 4.0 through ground-breaking unification of full duplex, extended spectrum and 10G fiber and world-first DOCSIS 4.0 customer rollout
•Recently launched Pier optical line terminal (OLT) shelf expands addressable fiber to the home market
•Live sports streaming SaaS expansions and new wins drove 42% Video SaaS revenue growth year over year

Video Business Review
After careful consideration of the growth opportunities in both our Broadband business and Video SaaS business, and our capital allocation priorities over the next several years, we have initiated a formal strategic review process for our Video business. Together with financial and legal advisors, we are assessing a range of alternatives for the Video business to better position Harmonic for long-term shareholder value creation. As part of this process, we have received indications of interest in our Video business from a number of parties over the past several months. Since the strategic review may cause some disruption to the business, we are conservatively guiding our Video business for Q4 2023.
Please note that no timetable has been established for the completion of the review, and the review may not result in any transaction. We do not intend to disclose further developments with respect to the review process unless and until our board of directors approves a specific transaction or otherwise concludes its review.
Select Financial Information

	GAAP			Non-GAAP
Key Financial Results	Q3 2023	Q2 2023	Q3 2022	Q3 2023	Q2 2023	Q3 2022
	(Unaudited, in millions, except per share data)
Net revenue	$127.2	$156.0	$155.7	*	*	*
Net income (loss)	$(6.5)	$1.6	$8.7	$—	$14.0	$14.9
Net income (loss) per share	$(0.06)	$0.01	$0.08	$0.00	$0.12	$0.13

Other Financial Information				Q3 2023	Q2 2023	Q3 2022
				(Unaudited, in millions)
Adjusted EBITDA for the quarter (1)				$3.5	$21.1	$21.2
Bookings for the quarter				$96.3	$194.7	$171.1
Backlog and deferred revenue as of quarter end				$627.2	$663.8	$490.1
Cash and cash equivalents as of quarter end				$75.6	$71.0	$105.3
(1) Adjusted EBITDA is a Non-GAAP financial measure. Refer to "Preliminary Adjusted EBITDA Reconciliation" below for a reconciliation to net income (loss), the most comparable GAAP measure.
* Not applicable

Explanations regarding our use of non-GAAP financial measures and related definitions, and reconciliations of our GAAP and Non-GAAP measures, are provided in the sections below entitled “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations”.
Financial Guidance

	Q4 2023 GAAP Financial Guidance (1)
(Unaudited, in millions, except percentages and per share data)	Low			High
	Video	Broadband	Total GAAP	Video	Broadband	Total GAAP
Net revenue	$45	$105	$150	$55	$120	$175
Gross margin %			48.0%			49.3%
Gross profit			$72			$86
Operating expenses			$70			$73
Operating income			$2			$13
Tax rate			113%			113%
Net income (loss) per share			$—			$(0.02)
Shares			112.3			112.3
Cash			$80			$95

	2023 GAAP Financial Guidance (1)
(Unaudited, in millions, except percentages and per share data)	Low			High
	Video	Broadband	Total GAAP	Video	Broadband	Total GAAP
Net revenue	$213	$378	$591	$223	$393	$616
Gross margin %			51.2%			51.5%
Gross profit			$303			$317
Operating expenses			$289			$292
Operating income			$14			$25
Tax rate			113%			113%
Net loss per share			$(0.02)			$(0.03)
Shares			111.6			111.6
Cash			$80			$95

	Q4 2023 Non-GAAP Financial Guidance (1)
(Unaudited, in millions, except percentages and per share data)	Low			High
	Video	Broadband	Total	Video	Broadband	Total
Gross margin %	59.0%	44.0%	48.5%	60.0%	45.0%	49.7%
Gross profit	$27	$46	$73	$33	$54	$87
Operating expenses	$33	$29	$62	$35	$30	$65
Adjusted EBITDA(2)	$(5)	$19	$14	$(1)	$26	$25
Tax rate (3)			20%			20%
Net income per share (3)			$0.07			$0.14
Shares (3)			117.1			117.1
Cash (3)			$80			$95
(1) Refer to “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations on Financial Guidance” below. Components may not sum to total due to rounding.
(2) Refer to "Preliminary Adjusted EBITDA Reconciliation on Financial Guidance" below for a reconciliation to net income (loss), the most comparable GAAP measure.
(3) The guidance is provided at the total company level and not by segment.

	2023 Non-GAAP Financial Guidance (1)
(Unaudited, in millions, except percentages and per share data)	Low			High
	Video	Broadband	Total	Video	Broadband	Total
Gross margin %	59.6%	47.4%	51.8%	59.8%	47.6%	52.0%
Gross profit	$127	$179	$306	$133	$187	$320
Operating expenses	$141	$118	$259	$143	$119	$262
Adjusted EBITDA(2)	$(9)	$68	$59	$(4)	$75	$71
Tax rate (3)			20%			20%
Net income per share (3)			$0.30			$0.38
Shares (3)			117.7			117.7
Cash (3)			$80			$95
(1) Refer to “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations on Financial Guidance” below. Components may not sum to total due to rounding.
(2) Refer to "Preliminary Adjusted EBITDA Reconciliation on Financial Guidance" below for a reconciliation to net income (loss), the most comparable GAAP measure.
(3) The guidance is provided at the total company level and not by segment.

Conference Call Information
Harmonic will host a conference call to discuss its financial results at 2:00 p.m. PT (5:00 p.m. ET) on Monday, October 30, 2023. The live webcast will be available on the Harmonic Investor Relations website at http://investor.harmonicinc.com. To participate via telephone, please register in advance using this link, https://register.vevent.com/register/BI3094cc53b0c547deb5d7702f14fd72f8. A replay will be available after 5:00 p.m. PT on the same web site.
About Harmonic Inc.
Harmonic (NASDAQ: HLIT), the worldwide leader in virtualized broadband and video delivery solutions, enables media companies and service providers to deliver ultra-high-quality video streaming and broadcast services to consumers globally. The company revolutionized broadband networking via the industry’s first virtualized broadband solution, enabling cable operators to more flexibly deploy gigabit internet service to consumers’ homes and mobile devices. Whether simplifying OTT video delivery via innovative cloud and software platforms, or powering the delivery of gigabit internet cable services, Harmonic is changing the way media companies and service providers monetize live and on-demand content on every screen. More information is available at www.harmonicinc.com.
Legal Notice Regarding Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements related to our expectations regarding: net revenue, gross margins, operating expenses, operating income (loss), Adjusted EBITDA, tax expense and tax rate, EPS and cash, as well as our plans for our strategic review of the Video business. Our expectations regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include, in no particular order, the following: the market and technology trends underlying our Video and Broadband businesses will not continue to develop in their current direction or pace; the possibility that our products will not generate sales that are commensurate with our expectations or that our cost of revenue or operating expenses may exceed our expectations; the impact of general economic conditions on our sales and operations; the mix of products and services sold in various geographies and the effect it has on gross margins; delays or decreases in capital spending in the cable, satellite, telco, broadcast and media industries; customer concentration and consolidation; our ability to develop new and enhanced products in a timely manner and market acceptance of our new or existing products; losses of one or more key customers; risks associated with our international operations; exchange rate fluctuations of the currencies in which we conduct business; risks associated with our cOS™ (formerly CableOS®) and VOS product solutions; dependence on various video and broadband industry trends; inventory management; the lack of timely availability or the impact of increases in the prices of parts or raw materials necessary to produce our products; the effect of competition, on both revenue and gross margins; difficulties associated with rapid technological changes in our markets; risks associated with unpredictable sales cycles; our dependence on contract manufacturers and sole or limited source suppliers; and the effect on our business of natural disasters. The forward-looking statements contained in this press release are also subject to other risks and uncertainties, including those more fully described in Harmonic's filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K for the year ended December 31, 2022, our most recent Quarterly Report on Form 10-Q and our Current Reports on Form 8-K. The forward-looking statements in this press release are based on information available to the Company as of the date hereof, and Harmonic disclaims any obligation to update any forward-looking statements.
Use of Non-GAAP Financial Measures
The Company reports its financial results in accordance with accounting principles generally accepted in the United States (“GAAP” or referred to herein as “reported”). However, management believes that certain non-GAAP financial measures provide management and other users with additional meaningful financial information that should be considered when assessing our ongoing performance. Our management regularly uses our supplemental non-GAAP financial measures internally to understand, manage and evaluate our business, establish operating budgets, set internal measurement targets and make operating decisions.
These non-GAAP measures are not in accordance with, or an alternative for, measures prepared in accordance with generally accepted accounting principles and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. The Company believes that non-GAAP measures have limitations in that they do not reflect all of the amounts associated with Harmonic's results of operations as determined in accordance with GAAP and that these measures should only be used to evaluate Harmonic's results of operations in conjunction with the corresponding GAAP measures.

The Company believes that the presentation of non-GAAP measures, when shown in conjunction with the corresponding GAAP measures, provides useful information to investors and management regarding financial and business trends relating to its financial condition and its historical and projected results of operations. Non-GAAP financial measures should be viewed in addition to, and not as an alternative to, the Company’s reported results prepared in accordance with GAAP.
The non-GAAP measures presented here are: Gross profit, operating expenses, income (loss) from operations, non-operating expenses and net income (loss), Adjusted EBITDA (including those amounts as a percentage of revenue) and net income (loss) per diluted share. The presentation of non-GAAP information is not intended to be considered in isolation or as a substitute for results prepared in accordance with GAAP, and is not necessarily comparable to non-GAAP results published by other companies. A reconciliation of the historical non-GAAP financial measures discussed in this press release to the most directly comparable historical GAAP financial measures is included with the financial statements provided with this press release. The non-GAAP adjustments described below have historically been excluded from our GAAP financial measures.
Our non-GAAP financial measures reflect adjustments based on the following items, as well as the related income tax effects:
Stock-based compensation - Although stock-based compensation is a key incentive offered to our employees, we continue to evaluate our business performance excluding stock-based compensation expenses. We believe that management is limited in its ability to project the impact stock-based compensation would have on our operating results. In addition, for comparability purposes, we believe it is useful to provide a non-GAAP financial measure that excludes stock-based compensation in order to better understand the long-term performance of our core business and to facilitate the comparison of our results to the results of our peer companies.
Restructuring and related charges - Harmonic from time to time incurs restructuring charges which primarily consist of employee severance, one-time termination benefits related to the reduction of its workforce, lease exit costs, and other costs. These charges are associated with material business shifts. We exclude these items because we do not believe they are reflective of our ongoing long-term business and operating results.
Non-cash interest expense and other expenses related to convertible notes and other debt - We record the amortization of issuance costs as non-cash interest expense. We believe that excluding these costs provides meaningful supplemental information regarding operational performance and liquidity, along with enhancing investors’ ability to view the Company’s results from management’s perspective. In addition, we believe excluding these costs from the non-GAAP measures facilitates comparisons to our historical operating results and comparisons to peer company operating results.
Gain and losses on equity investments - We exclude the gain and losses from the sale of our equity investments in calculating our non-GAAP financial measures. We exclude these items because we do not believe they are reflective of our ongoing long-term business and operating results.
Discrete tax items and tax effect of non-GAAP adjustments - The income tax effect of non-GAAP adjustments relates to the tax effect of the adjustments that we incorporate into non-GAAP financial measures in order to provide a more meaningful measure of non-GAAP net income.
Depreciation - Depreciation expense, along with interest, tax and stock-based compensation expense, and restructuring charges, is excluded from Adjusted EBITDA because we do not believe depreciation and the other items relate to the ordinary course of our business or are reflective of our underlying business performance.
Non-recurring advisory fees - There were non-recurring costs that we excluded from non-GAAP results relating to professional accounting, tax and legal fees associated with strategic corporate initiatives, including assessing corporate structure and organization, as we seek to optimize value for our business.
CONTACTS:

Walter Jankovic	David Hanover
Chief Financial Officer	Investor Relations
Harmonic Inc.	Harmonic Inc.
+1.408.490.6152	+1.212.896.1220

Harmonic Inc.
Preliminary Condensed Consolidated Balance Sheets
(Unaudited, in thousands, except per share data)

	September 29, 2023	December 31, 2022
ASSETS
Current assets:
Cash and cash equivalents	$75,622	$89,586
Short-term investments	6,305	—
Accounts receivable, net	110,345	108,427
Inventories	103,748	120,949
Prepaid expenses and other current assets	33,117	26,337
Total current assets	329,137	345,299
Property and equipment, net	36,960	39,814
Operating lease right-of-use assets	21,604	25,469
Goodwill	237,161	237,739
Other non-current assets	48,949	61,697
Total assets	$673,811	$710,018

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Convertible debt, current	$114,654	$113,981
Other debts, current	4,820	4,756
Accounts payable	47,123	67,455
Deferred revenue	56,325	62,383
Operating lease liabilities, current	6,511	6,773
Other current liabilities	45,786	66,724
Total current liabilities	275,219	322,072
Other debts, non-current	9,992	11,161
Operating lease liabilities, non-current	20,019	24,110
Other non-current liabilities	27,781	28,169
Total liabilities	333,011	385,512

Stockholders’ equity:
Preferred stock, $0.001 par value, 5,000 shares authorized; no shares issued or outstanding	—	—
Common stock, $0.001 par value, 150,000 shares authorized; 112,171 and 109,871 shares issued and outstanding at September 29, 2023 and December 31, 2022, respectively	112	110
Additional paid-in capital	2,399,282	2,380,651
Accumulated deficit	(2,046,416)	(2,046,569)
Accumulated other comprehensive loss	(12,178)	(9,686)
Total stockholders’ equity	340,800	324,506
Total liabilities and stockholders’ equity	$673,811	$710,018

Harmonic Inc.
Preliminary Condensed Consolidated Statements of Operations
(Unaudited, in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 29, 2023	September 30, 2022	September 29, 2023	September 30, 2022
Revenue:
Appliance and integration	$84,760	$116,441	$310,681	$351,293
SaaS and service	42,443	39,297	130,134	109,330
Total net revenue	127,203	155,738	440,815	460,623
Cost of revenue:
Appliance and integration	48,992	64,932	166,177	193,655
SaaS and service	16,527	12,202	43,960	36,781
Total cost of revenue	65,519	77,134	210,137	230,436
Total gross profit	61,684	78,604	230,678	230,187
Operating expenses:
Research and development	30,316	30,466	96,030	89,219
Selling, general and administrative	39,245	36,379	121,300	109,790
Restructuring and related charges	726	335	809	2,136
Total operating expenses	70,287	67,180	218,139	201,145
Income (loss) from operations	(8,603)	11,424	12,539	29,042
Interest expense, net	(619)	(1,284)	(2,125)	(4,111)
Other income (expense), net	343	(118)	(86)	4,218
Income (loss) before income taxes	(8,879)	10,022	10,328	29,149
Provision for (benefit from) income taxes	(2,384)	1,282	10,175	7,098
Net income (loss)	$(6,495)	$8,740	$153	$22,051

Net income (loss) per share:
Basic	$(0.06)	$0.08	$—	$0.21
Diluted	$(0.06)	$0.08	$—	$0.20
Weighted average shares outstanding:
Basic	112,031	105,228	111,431	104,617
Diluted	112,031	113,185	117,910	110,911

Harmonic Inc.
Preliminary Condensed Consolidated Statements of Cash Flows
(Unaudited, in thousands)

	Nine Months Ended
	September 29, 2023	September 30, 2022
Cash flows from operating activities:
Net income	$153	$22,051
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation	9,178	9,225
Stock-based compensation	20,724	19,621
Amortization of convertible debt discount	673	897
Amortization of warrant	870	1,298
Foreign currency remeasurement	(814)	(3,312)
Deferred income taxes, net	2,026	1,798
Provision for expected credit losses and returns	1,790	1,835
Provision for excess and obsolete inventories	6,514	4,521
Gain on sale of investment in equity securities	—	(4,370)
Other adjustments	146	419
Changes in operating assets and liabilities:
Accounts receivable	(4,348)	(22,115)
Inventories	14,532	(34,952)
Other assets	6,164	(10,371)
Accounts payable	(20,606)	1,305
Deferred revenues	(8,312)	(955)
Other liabilities	(27,898)	(770)
Net cash provided by (used in) operating activities	792	(13,875)
Cash flows from investing activities:
Purchases of short-term investments	(6,305)	—
Proceeds from sale of investment	—	7,962
Purchases of property and equipment	(5,749)	(7,389)
Net cash provided by (used in) investing activities	(12,054)	573
Cash flows from financing activities:
Repurchase of common stock	—	(5,133)
Proceeds from other debts	3,829	3,499
Repayment of other debts	(4,721)	(4,480)
Proceeds from common stock issued to employees	6,552	6,129
Taxes paid related to net share settlement of equity awards	(8,643)	(5,014)
Net cash used in financing activities	(2,983)	(4,999)
Effect of exchange rate changes on cash and cash equivalents	281	(9,850)
Net decrease in cash and cash equivalents	(13,964)	(28,151)
Cash and cash equivalents at beginning of period	89,586	133,431
Cash and cash equivalents at end of period	$75,622	$105,280

Harmonic Inc.
Preliminary GAAP Revenue Information
(Unaudited, in thousands, except percentages)

	Three Months Ended
	September 29, 2023		June 30, 2023		September 30, 2022
Geography
Americas	$91,221	72%	$111,407	72%	$106,467	68%
EMEA	28,465	22%	36,242	23%	38,444	25%
APAC	7,517	6%	8,314	5%	10,827	7%
Total	$127,203	100%	$155,963	100%	$155,738	100%

Market
Service Provider	$87,747	69%	$108,703	70%	$106,974	69%
Broadcast and Media	39,456	31%	47,260	30%	48,764	31%
Total	$127,203	100%	$155,963	100%	$155,738	100%

			Nine Months Ended
			September 29, 2023		September 30, 2022
Geography
Americas			$318,294	72%	$327,231	71%
EMEA			97,648	22%	103,845	23%
APAC			24,873	6%	29,547	6%
Total			$440,815	100%	$460,623	100%

Market
Service Provider			$314,439	71%	$298,046	65%
Broadcast and Media			126,376	29%	162,577	35%
Total			$440,815	100%	$460,623	100%

Harmonic Inc.
Preliminary Segment Information
(Unaudited, in thousands, except percentages)

	Three Months Ended September 29, 2023
	Video		Broadband		Total Segment Measures		Adjustments (1)	Consolidated GAAP Measures
Net revenue	$51,397		$75,806		$127,203		$—	$127,203
Gross profit	29,241	(1)	33,763	(1)	63,004	(1)	(1,320)	61,684
Gross margin %	56.9%	(1)	44.5%	(1)	49.5%	(1)		48.5%

	Three Months Ended June 30, 2023
	Video		Broadband		Total Segment Measures		Adjustments (1)	Consolidated GAAP Measures
Net revenue	$58,867		$97,096		$155,963		$—	$155,963
Gross profit	36,303	(1)	49,076	(1)	85,379	(1)	(439)	84,940
Gross margin %	61.7%	(1)	50.5%	(1)	54.7%	(1)		54.5%

	Three Months Ended September 30, 2022
	Video		Broadband		Total Segment Measures		Adjustments (1)	Consolidated GAAP Measures
Net revenue	$63,824		$91,914		$155,738		$—	$155,738
Gross profit	37,859	(1)	41,343	(1)	79,202	(1)	(598)	78,604
Gross margin %	59.3%	(1)	45.0%	(1)	50.9%	(1)		50.5%

	Nine Months Ended September 29, 2023
	Video		Broadband		Total Segment Measures		Adjustments (1)	Consolidated GAAP Measures
Net revenue	$167,562		$273,253		$440,815		$—	$440,815
Gross profit	100,158	(1)	133,129	(1)	233,287	(1)	(2,609)	230,678
Gross margin %	59.8%	(1)	48.7%	(1)	52.9%	(1)		52.3%

	Nine Months Ended September 30, 2022
	Video		Broadband		Total Segment Measures		Adjustments (1)	Consolidated GAAP Measures
Net revenue	$205,881		$254,742		$460,623		$—	$460,623
Gross profit	124,679	(1)	107,290	(1)	231,969	(1)	(1,782)	230,187
Gross margin %	60.6%	(1)	42.1%	(1)	50.4%	(1)		50.0%
(1) Segment gross margin and segment gross profit are Non-GAAP financial measures. Refer to “Use of Non-GAAP Financial Measures” above and “GAAP to Non-GAAP Reconciliations".

Harmonic Inc.
GAAP to Non-GAAP Reconciliations (Unaudited)
(in thousands, except percentages and per share data)

	Three Months Ended September 29, 2023
	Revenue	Gross Profit	Total Operating Expense	Income (Loss) from Operations	Total Non-operating Expense, net	Net Income (Loss)
GAAP	$127,203	$61,684	$70,287	$(8,603)	$(276)	$(6,495)
Stock-based compensation	—	606	(6,635)	7,241	—	7,241
Restructuring and related charges	—	714	(362)	1,076	—	1,076
Non-recurring advisory fees	—	—	(364)	364	—	364
Non-cash interest and other expenses related to convertible notes	—	—	—	—	226	226
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	(2,390)
Total adjustments	—	1,320	(7,361)	8,681	226	6,517
Non-GAAP	$127,203	$63,004	$62,926	$78	$(50)	$22
As a % of revenue (GAAP)		48.5%	55.3%	(6.8)%	(0.2)%	(5.1)%
As a % of revenue (Non-GAAP)		49.5%	49.5%	0.1%	—%	—%
Diluted net income (loss) per share:
GAAP						$(0.06)
Non-GAAP						$0.00
Shares used in per share calculation:
GAAP						112,031
Non-GAAP						116,710

	Three Months Ended June 30, 2023
	Revenue	Gross Profit	Total Operating Expense	Income from Operations	Total Non-operating Expense, net	Net Income
GAAP	$155,963	$84,940	$74,978	$9,962	$(936)	$1,555
Stock-based compensation	—	439	(5,620)	6,059	—	6,059
Restructuring and related charges	—	—	—	—	—	—
Non-recurring advisory fees	—	—	(2,135)	2,135	—	2,135
Non-cash interest and other expenses related to convertible notes	—	—	—	—	223	223
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	3,982
Total adjustments	—	439	(7,755)	8,194	223	12,399
Non-GAAP	$155,963	$85,379	$67,223	$18,156	$(713)	$13,954
As a % of revenue (GAAP)		54.5%	48.1%	6.4%	(0.6)%	1.0%
As a % of revenue (Non-GAAP)		54.7%	43.1%	11.6%	(0.5)%	8.9%
Diluted net income per share:
GAAP						$0.01
Non-GAAP						$0.12
Shares used in per share calculation:
GAAP and Non-GAAP						119,255

	Three Months Ended September 30, 2022
	Revenue	Gross Profit	Total Operating Expense	Income from Operations	Total Non-operating Expense, net	Net Income
GAAP	$155,738	$78,604	$67,180	$11,424	$(1,402)	$8,740
Stock-based compensation	—	607	(5,853)	6,460	—	6,460
Restructuring and related charges	—	(9)	(335)	326	—	326
Non-cash interest and other expenses related to convertible notes	—	—	—	—	303	303
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	(942)
Total adjustments	—	598	(6,188)	6,786	303	6,147
Non-GAAP	$155,738	$79,202	$60,992	$18,210	$(1,099)	$14,887
As a % of revenue (GAAP)		50.5%	43.1%	7.3%	(0.9)%	5.6%
As a % of revenue (Non-GAAP)		50.9%	39.2%	11.7%	(0.7)%	9.6%
Diluted net income per share:
GAAP						$0.08
Non-GAAP						$0.13
Shares used in per share calculation:
GAAP and Non-GAAP						113,185

	Nine Months Ended September 29, 2023
	Revenue	Gross Profit	Total Operating Expense	Income from Operations	Total Non-operating Expense, net	Net Income
GAAP	$440,815	$230,678	$218,139	$12,539	$(2,211)	$153
Stock-based compensation	—	1,895	(18,829)	20,724	—	20,724
Restructuring and related charges	—	714	(445)	1,159	—	1,159
Non-recurring advisory fees	—	—	(2,499)	2,499	—	2,499
Non-cash interest and other expenses related to convertible notes	—	—	—	—	672	672
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	3,099
Total adjustments	—	2,609	(21,773)	24,382	672	28,153
Non-GAAP	$440,815	$233,287	$196,366	$36,921	$(1,539)	$28,306
As a % of revenue (GAAP)		52.3%	49.5%	2.8%	(0.5)%	—%
As a % of revenue (Non-GAAP)		52.9%	44.5%	8.4%	(0.3)%	6.4%
Diluted net income per share:
GAAP						$—
Non-GAAP						$0.24
Shares used in per share calculation:
GAAP and Non-GAAP						117,910

	Nine Months Ended September 30, 2022
	Revenue	Gross Profit	Total Operating Expense	Income from Operations	Total Non-operating Income (Expense), net	Net Income
GAAP	$460,623	$230,187	$201,145	$29,042	$107	$22,051
Stock-based compensation	—	1,691	(17,930)	19,621	—	19,621
Restructuring and related charges	—	91	(2,136)	2,227	—	2,227
Gain on sale of equity investment	—	—	—	—	(4,349)	(4,349)
Non-cash interest and other expenses related to convertible notes	—	—	—	—	899	899
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	917
Total adjustments	—	1,782	(20,066)	21,848	(3,450)	19,315
Non-GAAP	$460,623	$231,969	$181,079	$50,890	$(3,343)	$41,366
As a % of revenue (GAAP)		50.0%	43.7%	6.3%	—%	4.8%
As a % of revenue (Non-GAAP)		50.4%	39.3%	11.0%	(0.7)%	9.0%
Diluted net income per share:
GAAP						$0.20
Non-GAAP						$0.37
Shares used in per share calculation:
GAAP and Non-GAAP						110,911

Harmonic Inc.
Calculation of Adjusted EBITDA by Segment (Unaudited)
(In thousands)

	Three Months Ended September 29, 2023
	Video	Broadband
Income (loss) from operations (1)	$(6,050)	$6,128
Depreciation	1,343	1,746
Other non-operating expenses, net	132	211
Adjusted EBITDA(2)	(4,575)	8,085
Revenue	51,397	75,806
Adjusted EBITDA margin % (2)	(8.9)%	10.7%

	Three Months Ended June 30, 2023
	Video	Broadband
Income from operations (1)	$90	$18,066
Depreciation	1,388	1,671
Other non-operating expenses, net	(52)	(84)
Adjusted EBITDA(2)	1,426	19,653
Revenue	58,867	97,096
Adjusted EBITDA margin % (2)	2.4%	20.2%

	Three Months Ended September 30, 2022
	Video	Broadband
Income from operations (1)	$2,907	$15,303
Depreciation	1,467	1,630
Other non-operating expenses, net	(56)	(62)
Adjusted EBITDA(2)	4,318	16,871
Revenue	63,824	91,914
Adjusted EBITDA margin % (2)	6.8%	18.4%

	Nine Months Ended September 29, 2023
	Video	Broadband
Income (loss) from operations (1)	$(7,386)	$44,307
Depreciation	4,117	5,061
Other non-operating expenses, net	(42)	(44)
Adjusted EBITDA(2)	(3,311)	49,324
Revenue	167,562	273,253
Adjusted EBITDA margin % (2)	(2.0)%	18.1%

	Nine Months Ended September 30, 2022
	Video	Broadband
Income from operations (1)	$17,317	$33,573
Depreciation	4,613	4,612
Other non-operating expenses, net	(62)	(69)
Adjusted EBITDA(2)	21,868	38,116
Revenue	205,881	254,742
Adjusted EBITDA margin % (2)	10.6%	15.0%
(1) Refer to "Use of Non-GAAP Financial Measures" and "GAAP to Non-GAAP Reconciliations" above.
(2) Adjusted EBITDA and Adjusted EBITDA margin are Non-GAAP financial measures. Refer below for the reconciliation of consolidated adjusted EBITDA to net income (loss), the most directly comparable GAAP measure.

Harmonic Inc.
Preliminary Net Income (Loss) to Consolidated Segment Adjusted EBITDA Reconciliation (Unaudited)
(In thousands)

	Three Months Ended
	September 29, 2023	June 30, 2023	September 30, 2022
Net income (loss) (GAAP)	$(6,495)	$1,555	$8,740
Provision for (benefit from) income taxes	(2,384)	7,471	1,282
Interest expense, net	619	800	1,284
Depreciation	3,089	3,059	3,097
EBITDA	(5,171)	12,885	14,403

Adjustments
Stock-based compensation	7,241	6,059	6,460
Restructuring and related charges	1,076	—	326
Non-recurring advisory fees	364	2,135	—
Total consolidated segment adjusted EBITDA (Non-GAAP)	$3,510	$21,079	$21,189
Revenue	$127,203	$155,963	$155,738
Net income (loss) margin (GAAP)	(5.1)%	1.0%	5.6%
Consolidated segment adjusted EBITDA margin (Non-GAAP)	2.8%	13.5%	13.6%

	Nine Months Ended
	September 29, 2023	September 30, 2022
Net income (GAAP)	$153	$22,051
Provision for income taxes	10,175	7,098
Interest expense, net	2,125	4,111
Depreciation	9,178	9,225
EBITDA	21,631	42,485

Adjustments
Stock-based compensation	20,724	19,621
Restructuring and related charges	1,159	2,227
Non-recurring advisory fees	2,499	—
Gain on sale of equity investment	—	(4,349)
Total consolidated segment adjusted EBITDA (Non-GAAP)	$46,013	$59,984
Revenue	$440,815	$460,623
Net income margin (GAAP)	—%	4.8%
Consolidated segment adjusted EBITDA margin (Non-GAAP)	10.4%	13.0%

Harmonic Inc.
GAAP to Non-GAAP Reconciliations on Financial Guidance (Unaudited)
(In millions, except percentages and per share data)

	Q4 2023 Financial Guidance (1)
	Revenue			Gross Profit			Total Operating Expense			Income from Operations			Net Income (Loss)
GAAP	$150	to	$175	$72	to	$86	$70	to	$73	$2	to	$13	$—	to	$(2)
Stock-based compensation expense	—			1			(6)			7			7
Restructuring and related charges	—			—			(2)			2			2
Gain on equity investment	—			—			—			—			(3)
Tax effect of non-GAAP adjustments	—			—			—			—			2	to	13
Total adjustments	—			1			(8)			9			8	to	19
Non-GAAP	$150	to	$175	$73	to	$87	$62	to	$65	$11	to	$22	$8	to	$17
As a % of revenue (GAAP)				48.0%	to	49.3%	46.7%	to	41.7%	1.4%	to	7.7%	—%	to	(1.1)%
As a % of revenue (Non-GAAP)				48.5%	to	49.7%	41.3%	to	37.1%	7.2%	to	12.6%	5.1%	to	9.5%
Diluted net income (loss) per share:
GAAP													$—	to	$(0.02)
Non-GAAP													$0.07	to	$0.14
Shares used in per share calculation:
GAAP													112.3
Non-GAAP													117.1
(1) Components may not sum to total due to rounding.

	2023 Financial Guidance (1)
	Revenue			Gross Profit			Total Operating Expense			Income from Operations			Net Income (Loss)
GAAP	$591	to	$616	$303	to	$317	$289	to	$292	$14	to	$26	$(2)	to	$(3)
Stock-based compensation expense	—			2			(25)			27			27
Restructuring and related charges	—			1			(2)			3			3
Non-recurring advisory fees	—			—			(3)			3			3
Non-cash interest and other expenses related to convertible notes	—			—			—			—			1
Gain on sale of equity investment	—			—			—			—			(3)
Tax effect of non-GAAP adjustments	—			—			—			—			7	to	17
Total adjustments	—			3			(30)			33			38	to	48
Non-GAAP	$591	to	$616	$306	to	$320	$259	to	$262	$47	to	$59	$36	to	$45
As a % of revenue (GAAP)				51.2%	to	51.5%	48.9%	to	47.4%	2.4%	to	4.2%	(0.3)%	to	(0.5)%
As a % of revenue (Non-GAAP)				51.8%	to	52.0%	43.8%	to	42.5%	8.0%	to	9.5%	6.1%	to	7.3%
Diluted net income (loss) per share:
GAAP													$(0.02)	to	$(0.03)
Non-GAAP													$0.30	to	$0.38
Shares used in per share calculation:
GAAP													111.6
Non-GAAP													117.7
(1) Components may not sum to total due to rounding.

Harmonic Inc.
Calculation of Adjusted EBITDA by Segment on Financial Guidance (Unaudited) (1)
(In millions)

	Q4 2023 Financial Guidance
	Video			Broadband
Income (loss) from operations (2)	$(6)	to	$(2)	$17	to	$24
Depreciation	1		1	2		2
Other non-operating expenses	—		—	—		—
Segment adjusted EBITDA(3)	(5)	to	(1)	19	to	26

	2023 Financial Guidance
	Video			Broadband
Income (loss) from operations (2)	$(14)	to	$(10)	$61	to	$68
Depreciation	6		6	7		7
Other non-operating expenses	(1)		—	—		—
Segment adjusted EBITDA(3)	(9)	to	(4)	68	to	75
(1) Components may not sum to total due to rounding.
(2) Refer to "Use of Non-GAAP Financial Measures" and "GAAP to Non-GAAP Reconciliations on Financial Guidance" above.
(3) Segment adjusted EBITDA is a Non-GAAP financial measure. Refer below for the "Net income (loss) to consolidated segment adjusted EBITDA reconciliation on Financial Guidance".

Harmonic Inc.
Net Income (Loss) to Consolidated Segment Adjusted EBITDA Reconciliation on Financial Guidance (Unaudited) (1)
(In millions)

	Q4 2023 Financial Guidance			2023 Financial Guidance
Net income (loss) (GAAP)	$—	to	$(2)	(2)	to	$(3)
Provision for income taxes	4		17	15		28
Interest expense, net	1		1	3		3
Depreciation	3		3	13		13
EBITDA	$8	to	$19	$29	to	$41

Adjustments
Stock-based compensation	7		7	27		27
Restructuring and related charges	2		2	3		3
Non-recurring advisory fees	—		—	3		3
Gain on sale of equity investment	(3)		(3)	(3)		(3)
Total consolidated segment adjusted EBITDA (Non-GAAP) (2)	$14	to	$25	$59	to	$71
(1) Components may not sum to total due to rounding.
(2) Consolidated Segment adjusted EBITDA is a Non-GAAP financial measure. Refer to "Use of Non-GAAP Financial Measures" above.